UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    ----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 14, 2004



                         LIQUIDMETAL TECHNOLOGIES, INC.
             (Exact name of Registrant as Specified in its Charter)



           Delaware                       000-31332             20-0121262
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)


                        25800 Commercentre Dr., Suite 100
                              Lake Forest, CA 92630
               (Address of Principal Executive Offices; Zip Code)

       Registrant's telephone number, including area code: (949) 206-8000

                         LIQUIDMETAL TECHNOLOGIES, INC.

                                    FORM 8-K


Item 5.  Other Events and Regulation FD Disclosure.

The following information is being reported under Item 5 of Form 8-K: Press release, dated July 15, 2004, by Liquidmetal Technologies, Inc. (the "Company") announcing the delisting of the Company's common stock from the Nasdaq National Market.

Item 7.  Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                        LIQUIDMETAL TECHNOLOGIES, INC.



                                        By:  /s/ John Kang
                                            ------------------------------------
                                             John Kang
                                             Chairman, President, and Chief
                                             Executive Officer


Date: July 15, 2004

                                  EXHIBIT INDEX

     Exhibit Number           Description
     --------------           -----------

        99.1                  Press Release, dated July 15, 2004.